Exhibit 99.1

InfiniteWorld Acquires Super Bit Machine to Bring Immersive

Cross-Platform Gaming Experiences to Web3

Companies Join Forces to Build the Future of Branded Web3 Crossover Experiences Between Gaming and Metaverse Immersion

MIAMI, FL — August 4, 2022 — Infinite Assets, Inc. (“InfiniteWorld”), a Web3 and Metaverse infrastructure company that enables brands and creators to create, monetize, and drive consumer engagement with digital content, today announced its strategic acquisition of Super Bit Machine, an independent gaming studio and Armajet developer, founded by industry veterans with experience running massive multiplayer “Top 10” grossing games on iOS and Android, including Bingo Blitz by Buffalo Studios. This acquisition will further bolster InfiniteWorld's ability to bring best-in-class Web3 and Metaverse experiences to brands and creators, with the addition of real-time multiplayer game development capabilities, which will now be part of its core offerings portfolio. This acquisition also signals the continued crossover between blockchain and gaming platforms and connects traditional gamer experiences that are currently delivered through mobile devices, PCs, and consoles with dynamic Web3 functionality.

“The true gateway to the Metaverse is through gaming and we’re thrilled to have acquired a proven leader in that space that understands and values the traditional gamer experience,” said Brad Allen, CEO of InfiniteWorld. “By partnering with veteran game developers who’ve made significant strides in their industry, we’re taking a natural step towards becoming the go-to for brands and creators looking to enter the Web3 space. We look forward to continuing to push the limits of what is possible by amplifying the expertise and vision of our new Super Bit Machine team members.”

“We believe gaming is central to scaling mass adoption of Web3,” said Alexander Krivicich, founder of Super Bit Machine. “We’ve been at the forefront of creating cross-platform, cross-play competitive gaming experiences, and we understand that the future of these interactions will take place in the Metaverse. InfiniteWorld continues to solidify itself as a leader in Metaverse technologies by integrating gaming as a core pillar of its strategy for brands and creators. By combining our work with InfiniteWorld’s Web3 capabilities and Metaverse infrastructure expertise, we can show the world what a Web3-enabled gaming platform should look like, while building the proper infrastructure to connect third parties to the platform. We’re excited to take these Metaverse gaming experiences to the next level and show brands how to enter Web3 the right way. We’re firm believers that new technologies can never replace creating a well-designed and thoughtful experience that will resonate with players.”

Founded in 2015, Super Bit Machine was one of the first to bring fast-paced, multiplayer competitive experiences to the mobile gaming ecosystem. InfiniteWorld’s acquisition of Super Bit Machine lays the foundation for high-quality Web3 and Metaverse experiences where traditional gamers and the masses can connect together seamlessly on any platform without the need for robust hardware. This strategic acquisition represents the next step forward in InfiniteWorld’s mission to continue partnering with industry leaders that can help their team create powerful experiences in the Metaverse.

About Super Bit Machine

Super Bit Machine is an independent gaming studio founded by industry veterans with a focus on creating spectator-friendly competitive games that bring people together across all platforms. Its flagship title, Armajet, is a highly competitive action game that has won several awards, including Apple’s Game of the Day in the US and internationally. Armajet is built on Super Bit Machine’s proprietary low-latency, real-time multiplayer netcode and platform to enable cross-platform play between mobile, PC, and console at scale. The Super Bit Machine team has worked together across multiple studios for over a decade. They have founded and led acquisitions to Playtika, Caesars Interactive Entertainment, Zynga, and now to InfinteWorld.

About InfiniteWorld

InfiniteWorld is a leading Web3 and Metaverse infrastructure company that enables brands and creators to create, monetize, and drive consumer engagement and experiences with digital content. InfiniteWorld is poised to become a publicly traded company through a business combination with Aries I Acquisition Corporation (Nasdaq: RAM), a special purpose acquisition company. The company has been highly sought after by brands and creators for its ability to create immersive programs around NFTs and other digital assets that offer high-level experiences and engagement for their consumers and communities.

About Aries I Acquisition Corporation

Aries I Acquisition Corporation (NASDAQ: RAM) was founded by its Chairman, Thane Ritchie. Aries is a special purpose acquisition company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On December 13, 2021, Aries and InfiniteWorld announced that they had entered into a definitive business combination agreement. Closing of the business combination is subject to customary closing conditions including the approval of the shareholders of Aries.

For materials and information, visit https://www.infiniteworld.com/ for InfiniteWorld and https://www.ariescorp.io/ for Aries.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and does not constitute an offer to sell or a solicitation of an offer to buy any securities of Aries or InfiniteWorld, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

In connection with the proposed business combination, Aries intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 containing a preliminary proxy statement and a preliminary prospectus of Aries, and after the registration statement is declared effective, Aries will mail a definitive proxy statement/prospectus relating to the proposed business combination to its shareholders and InfiniteWorld’s shareholders. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. Aries’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed business combination, as these materials will contain important information about InfiniteWorld, Aries and the proposed business combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed business combination will be mailed to shareholders of Aries as of a record date to be established for voting on the proposed business combination. Such shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Aries I Acquisition Corporation, 23 Lime Tree Bay, P.O. Box 1569 Grand Cayman, Cayman Islands.

Participants in the Solicitation

Aries and InfiniteWorld and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Aries’ shareholders in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Aries’ shareholders in connection with the proposed business combination will be set forth in Aries’ registration statement on Form S-4, including a proxy statement/prospectus, when it is filed with the SEC. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed transaction of Aries’ directors and officers in Aries’ filings with the SEC and such information will also be in the Registration Statement to be filed with the SEC by Aries, which will include the proxy statement/prospectus of Aries for the proposed transaction.

Cautionary Statement Regarding Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Aries’ and InfiniteWorld’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the satisfaction of the closing conditions to the proposed business combination, and the timing of the completion of the proposed business combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside Aries’s and InfiniteWorld’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the definitive business combination agreement (the “Agreement”); (2) the outcome of any legal proceedings that may be instituted against Aries and InfiniteWorld following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the shareholders of Aries and InfiniteWorld, certain regulatory approvals, or satisfy other conditions to closing in the Agreement; (4) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on InfiniteWorld’s business and/or the ability of the parties to complete the proposed business combination; (6) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (7) costs related to the proposed business combination; (8) changes in applicable laws or regulations; (9) the possibility that InfiniteWorld or Aries may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in the final prospectus of Aries for its initial public offering, including those under “Risk Factors” therein, and in Aries’ other filings with the SEC. Aries cautions that the foregoing list of factors is not exclusive. Aries cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Aries does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.

Media Contact(s):

Nicole Rodrigues

NRPR Group - for InfiniteWorld

nicole@nrprgroup.com

Keil Decker

ICR for InfiniteWorld and Aries

(646) 677-1806

Keil.Decker@icrinc.com

Investors

Ashley DeSimone

ICR for InfiniteWorld and Aries

(646) 677-1827

Ashley.DeSimone@icrinc.com